                            LICENSE AGREEMENT

WHEREAS, on April 20, 1990 The Ohio State University, an instrumentality of the State of Ohio, and The Ohio State University Research Foundation, a non-profit corporation of Ohio having a principal place of business at 1960 Kenny Road, Columbus, Ohio 43210-1063 (herein after collectively "OSU") and Clinetics Corporation, a corporation of California entered into a License Agreement; and

WHEREAS, on November 5, 1993, OSU and Clinetics Corporation amended the License Agreement of April 20, 1990 whereby the said License Agreement was assigned to ImmunoTherapy Corporation (hereinafter "ITC") by Clinetics Corporation subject to its guarantee by a letter agreement dated October 21, 1993 of the performance by ITC; and

WHEREAS, on August 15, 1994, OSU, Clinetics Corporation, ITC and the World Health Organization amended the License Agreement to replace Section 5, of the said License Agreement to more fully describe the third party benefits; and

WHEREAS, by a letter dated September 8, 1995, OSU notified ITC that ITC had breached the said Agreement as specified in five numbered sentences and, that unless the breaches were cured, OSU would terminate the said Agreement on November 10, 1995; and

WHEREAS, as the parties have agreed to cancel the said Agreement and to enter into this new License Agreement, which incorporates the unaltered Section 5 in its entirety to protect the third party beneficiary rights;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties intending to be legally bound do hereby agree as follows:

    This License Agreement (hereinafter "License") is entered into between The Ohio State University, an instrumentality of the State of Ohio, and The Ohio State University Research Foundation, a non-profit corporation of Ohio having a principal place of business at 1960 Kenny Road, Columbus, Ohio 43210-1063 (hereafter collectively "OSU") and Immunotherapy Corporation (hereinafter "ITC",) a corporation of California having a principal place of business at 14262 Franklin Avenue, Tustin, CA 92680. The World Health Organization ("WHO") is a third party beneficiary of this agreement, as provided herein.

    1.0 The following definitions shall, unless the context clearly indicates some other meaning, apply throughout this License and any appendices, schedules and amendments thereto:

    1.1 "Subject Product" is any composition covered by a claim of a Licensed Patent and capable of inducing or enhancing the potential for immune response to human chorionic gonadotropin.

    1.2 "Subject Vaccine" is a Subject Product that is fully formulated so as to be practically effective and safe for administration to subjects.

    1.3 "Subject Service" is a method or process covered by a claim of a Licensed Patent and employed in the development, testing, manufacture or use of a Subject Product.

    1.4 "Licensed Patents" are the patents and patent applications listed in Appendix A and, all other patents and patent applications for past and future inventions of Dr. Stevens and coworkers under his direction first reduced to practice before the expiration or earlier termination of this License, insofar as such patent or application is owned or controlled by OSU during the term of the License, unless rejected by ITC as Licensed Patents by written notice to OSU within 30 days after receiving notice from OSU of any such other patent or patent application or of OSU's intention to prepare and file such application. Specifically excluded are certain Canadian patents owned personally by Dr. Vernon C. Stevens. Except as may be otherwise provided herein, while any application included within the definition of Licensed Patents is pending, it will be treated under this License as if it were an issued patent in the jurisdiction(s) for which it is pending.

    1.5 "Licensed Product", "Licensed Vaccine" and "Licensed Service" are Subject Product, Subject Vaccine and Subject Service, respectively, insofar as covered by the within License.

    1.6 "Licensed Know How" is the technical data, specifications, processes, manufacturing methods and techniques, and clinical data owned or controlled by OSU during the term of the License which relate to or are reasonably usable in the development, manufacture use or sale of a Subject Product, a Subject Vaccine, or a Subject Service.

    1.7 "Developing Countries" are all countries except those listed as developed market economy countries in Appendix B.

    1.8 "Net Sales" shall mean ITC's gross billings for Licensed Products, Licensed Vaccine and Licensed Services produced hereunder less the sum of the following:

    (a)  discounts allowed in amounts customary in the trade:
    (b) sales tax, tariff duties and/or use taxes directly imposed and with reference to particular sales;
    (c)  outbound transportation prepaid or allowed;
    (d)  amounts allowed or credited on returns;
    (e)  sales for research, development and product testing; and
    (f) any transaction under the commitment to WHO pursuant to section 5 below.

    No deductions shall be made for commissions paid to individual whether they be with independent sales agencies or regularly employed by ITC and on its payroll, or for cost of collections. Licensed Products, Licensed Vaccine and Licensed Services shall be considered "sold" when billed out or invoiced.

     1.9 "Field of Use" shall be the use of Subject Products for the treatment, detection, diagnosis and/or prevention of cancer only.

     2. OSU hereby grants to ITC a license ("License") with the right to sublicense others, under Licensed Patents and Licensed Know How to develop, test, manufacture, export, import, sell and use Subject Products and Subject Services in the Field of Use, which license, except insofar as otherwise provided herein, --

          (i) is, with respect to each Licensed Patent, for the full term thereof remaining at the effective date of this Agreement or at such later time as it becomes a Licensed Patent hereunder;

          (ii) is exclusive within its scope, but does not preclude OSU from licensing Licensed Patents and Licensed Know How to others for other purposes, from practicing Licensed Patents or Licensed Know How for any research or educational purpose, and is subject to rights of WHO to a non-exclusive royalty-free license in the public sector under Licensed Patents and Licensed Know How with the right to sub-license non-profit organizations and governments in Developing Countries to make, use and sell License Products, Licensed Vaccine and Licensed Services in only public sector of Developing Countries:

          (iii) includes the right of ITC to sublicense others, provided that ITC remains responsible for all payments, representations, and undertakings and promises made herein or hereunder by ITC to or for the benefit of OSU or WHO; and

          (iv) includes access by ITC to all Licensed Know How, data and other information developed by Dr. Stevens and coworkers under his general direction during the term of this license through their activities at or on behalf of OSU and relating to the development, testing, manufacture or use of Licensed Product, together with the right of ITC to use such Licensed Know How, data and other information in developing, testing, manufacturing and using Licensed Product for the ultimate purpose of preventing or treating cancer, subject to any rights of others in such data and other information and to obligations of confidentiality where appropriate.

     3. ITC will pay OSU royalties of five percent (5%) of Net Sales by ITC in the U.S. of Licensed Product or Licensed Service. However, no royalty will be due hereunder in respect of any transaction or activity unless such transaction or activity would, in the absence of the within License, constitute an infringement of a claim of a Licensed Patent, where neither such claim nor Licensed Patent has (i) expired, (ii) been abandoned, canceled, disclaimed or dedicated with prejudice, or (iii) been finally and unappealable declared unpatentable, invalid or unenforceable. Any royalties accruing hereunder solely by virtue of one or more applications pending that are included within the definition of Licensed Patents shall be deposited in escrow for the benefit of OSU, and will be paid to OSU upon notice to ITC that a patent has issued on such an application.

     3.1 ITC will pay OSU a royalty of two percent (2%) of Net Sales in the U.S. of any Licensed Product and Licensed Service on which ITC paid a royalty during the life of the

Licensed Patents in the U. S., said royalty being for use of the Licensed Know How and to commence only upon expiration of the last Licensed Patent in the
U. S. and to run for ten (10) years from such expiration date.

     3.2 ITC will pay OSU a royalty of two percent (2%) of Net Sales by ITC in the countries which are members of the European Economic Community (EEC) on December 31, 1995 of any Licensed Product or Licensed Service on which Licensed Product or Licensed Service ITC paid a royalty on sales in the U. S. during the life of the Licensed Patents in the U. S., said obligation to begin on the effective date of this License and run for thirty (30) years, said royalty to be for both the Licensed Know How and for any Licensed Patent which has or will issue in the EEC.

     3.3 ITC will pay OSU twenty five percent (25%) of any royalties received by ITC from sublicenses of the Licensed Patents and /or Licensed Know How in the U. S., EEC or Korea.

     3.4 If, beginning with the calendar quarter January 1, 1996, royalties payable by ITC to OSU, including any royalties accrued for such quarter under the provisions of section 3.0 above but now escrowed, do not exceed the following amounts:

          1st - 4th quarters              $ 7,500 per quarter;
          5th - 8th quarters              $10,000 per quarter; and
          Thereafter                           $12,500 for each quarter.

ITC shall pay OSU the difference.

     3.5 All royalties and other payments due to OSU under this License will be paid by ITC to OSU within 60 days after the close of each calendar quarter with respect to such sales in that quarter. Such royalties will be due with respect to each sale of any particular unit of Licensed Product, or of Licensed Service in respect of such unit, in any form, through the first sale of such unit, or of Licensed Service resulting in the production or use of such unit, in the form of a Licensed Vaccine, to a buyer not affiliated with either ITC or the seller in such transaction, provided that any royalties paid to OSU with respect to prior sales of such unit, or of Licensed Service in respect of such unit, in any form, will be offsettable against royalties that would otherwise be payable to OSU hereunder with respect to later sales of the same unit, or of Licensed Service in respect of such same unit, in any form, and further provided that the maximum cumulative royalty due and payable to OSU hereunder with respect to any such unit, in all forms, shall not exceed five percent (5%) of the amount of said first sale of such unit, or of Licensed Service involving such unit, in the form of a Licensed Vaccine, to an unaffiliated buyer.

     3.6 ITC will submit to OSU a concise written statement setting forth the determination of the amount of royalties payable to accompany any payment rendered but in any event not later than 60 days after the end of each calendar quarter in which any royalties have accrued hereunder. ITC will prepare records reasonably adequate to accurately determine the amount of royalties payable to OSU hereunder, make such records available for reasonable inspection and analysis by OSU, and retain such records for at least 3 years after the end of any period in which royalties may have accrued or until any questions with regard to such records raised within such 3 year period has been finally resolved, and will cause or require others whose records are required for this purpose to do all of the same. If it is finally determined that ITC is at any time in arrears for more than 30 days on payment(s) totaling at least $25,000.00 owing to OSU under this License, then, in addition to any other remedy available to Foundation, ITC will reimburse OSU for OSU's actual and reasonable expenses in determining and collecting such payment(s).

     4.0 ITC shall initiate five (5) clinical studies of a Licensed Vaccine, including obtaining the approval of the US FDA or such other regulatory body having equivalent jurisdiction for such studies, for the treatment of a cancerous condition. The first such study, involving a minimum of twenty-four
(24) patients completing the protocol, shall be in metastatic colorectal cancer patients at the Medical College of Pennsylvania as set forth in a letter dated October 27, 1995 from Michael P. Martin to Jeffrey Lillard, and described in Appendix C, or such other clinical site and or sites selected by ITC to conduct an equivalent trial in colorectal cancer. This study shall be initiated by March 31, 1996, and completed by March 31, 1998. The second such study, involving a minimum of forty-three (43) patients completing the protocol, shall be in pancreatic cancer patients under the direction of Dr. Pierre Triozzi, or such other clinical investigators selected by ITC to conduct an equivalent trial or trials in pancreatic cancer. A description of this study is attached hereto as Appendix D. This study shall be initiated May 1, 1996, and completed by May 1, 1998. ITC will initiate the third clinical trial on or before 3/1/97. ITC will initiate the fourth clinical trial on or before 1/1/98. ITC will initiate the fifth clinical trial on or before 3/1/99. These milestones (planned dates) for initiating the above mentioned clinical trials are established to exemplify and manifest the mutual understanding and commitment of ITC and OSU to gaining product approval for use of subject Licensed Vaccine to treat and/or prevent a cancerous condition in a reasonable time period. It is understood and accepted that the projected clinical trial starting dates and completion dates as outlined in this section and sections 4.1 and 4.2 below have been established to provide reasonable allowances for delays. Initiating and actively pursuing the clinical trials mentioned in sections 4.0, 4.1 and 4.2 is a requirement of this agreement. It is further understood that delays and/or modifications to the above projected clinical trial schedule may be required for certain technical reasons, including, but not limited to, obtaining necessary regulatory/human review committee approvals, patient accrual, manufacturing and/or allocation of non-financial resources, all of which may cause a delay or modification to the above projected clinical trial schedule. In such event, ITC will promptly notify OSU of such change, modification and/or delay. It is understood that total patient accrual in the clinical trials mentioned in sections 4.0, 4.1 and 4.2 is subject to the subject Vaccine meeting certain clinical trial milestones which support continuation of patient accrual for a specified clinical trial. It is further understood that unless the performance of subject Vaccine meets and or exceeds minimum standards of efficacy as established in the clinical trial protocol, ITC will not be required to complete total patient accrual in any said clinical trial. Lack of performance for non-technical reasons in starting the above mentioned clinical trials will be considered a material breach of this agreement.

     4.1 Following completion of the colorectal Phase I/II clinical trial being conducted at the Medical College of Pennsylvania, ITC shall initiate at least one additional clinical trial of a Licensed Vaccine, for the treatment of colorectal cancer on or before 1/1/99. It is anticipated that such additional clinical study will lead to US FDA approval for the sale of said Licensed Vaccine. ITC will not be obligated to conduct additional clinical trials in colorectal cancer unless data from the present Phase I/II colorectal study supports additional studies in colorectal cancer.

     4.2 ITC shall expand the scope of its OSU pancreatic clinical trial to include at least one additional clinical site on or before 1/1/98. ITC will not be obligated to add an additional clinical site for the treatment of pancreatic cancer unless data from the present pancreatic study by Dr. Triozzi supports additional studies in pancreatic cancer.

     4.3  Within sixty (60) days of obtaining regulatory approval from the
U. S. FDA for commercial sale of a Licensed Product to treat a cancerous condition, ITC shall pay OSU $500,000, which amount shall not be creditable against minimum royalties or earned royalties. No such extra payment shall be due for any subsequent government approval to sell a Licensed Product or a Licensed Service anywhere in the world for the treatment and/or prevention of a cancerous condition.

     4.4 ITC shall provide Vernon C. Stevens a gift of $150,000 to conduct research, the details of such research to be at the sole discretion of Vernon
C. Stevens. The money shall be paid by ITC or by one or more third parties on behalf of ITC in three (3) equal installments of $50,000 each beginning in 1996, on June 1 or the first business day thereafter. The research program shall begin on June 3, 1996, and shall terminated on June 1, 1999, unless extended by agreement of the parties. In the event Dr. Stevens is unable or unwilling to continue work under the grant at any time prior to June 1, 1999, this program shall be canceled, and ITC shall have no obligation to make any future payments coming due after such cancellation.

     4.5 ITC will keep OSU apprised of the progress and status of those activities set forth in paragraph 4.0 at least quarterly, under obligation of confidentiality where appropriate. ITC will give OSU opportunity to make recommendations with respect to clinical studies (including product formulation) and will consider in good faith any such recommendations that OSU may make.

     5.0 Subject to the terms and conditions of this License, ITC will undertake, at the instance of WHO and on reasonable terms favorable to the recipients, to supply Licensed Vaccine and other Licensed Product, for distribution under the auspices of governmental and/or non-profit entities for the ultimate purpose of preventing and/or treating cancer in humans in Developing Countries. ITC's obligations to WHO shall be limited to the supply of Licensed Vaccine and Licensed Product in Developing Countries for which the governmental authorities, or in which the aforesaid non-profit entities, wish to have such Licensed Vaccine and/or Licensed Product distributed. The foregoing shall not, however, be construed as an obligation on the part of ITC to register the Licensed Vaccine and Licensed Product in such Developing Countries. In Developing Countries where the Licensed Vaccine and/or other Licensed Product is not registered, it shall be the responsibility of the aforesaid governmental or non-profit entities to ensure such registration prior to the distribution of the Licensed Vaccine and/or other Licensed Product in such Developing Countries. ITC shall, however, provide the said governmental and non-profit entities with its full cooperation to permit such registration.

    5.1 The supply referred to in section 5.0 above shall be at manufacturing cost, including full allocation of overhead based on ITC's overall production of the Licensed Vaccine or other Licensed Product, plus the cost of liability insurance for the public sector of the Developing Country, plus a mark-up of twenty five percent (25%). No more than twenty percent (20%) of ITC's gross capacity (as of the time for delivery) shall be required to be devoted to such supply. In no event will this Section 5 impose requirements on ITC's licensees. All supplies contemplated by section 5.0 above shall be subject to non-cancelable written orders for Licensed Vaccine or other Licensed Product at least six months in advance of delivery and with commercially acceptable credit risk for such supply.

    5.2 ITC will also share information with, and accept recommendations from, WHO on the same basis as OSU under section 4.5 above, insofar as relevant to WHO's interest in making Licensed Vaccine and/or Licensed Product practically available for distribution in Developing Countries.

    5.3 ITC's obligation to supply the Licensed Vaccine and other Licensed Product in accordance with the provisions of this License shall be subject to ITC having obtained all such governmental approvals and authorizations including U.S. FDA approvals as may be required in the United States of America to allow such production and supply. ITC shall use its best reasonable efforts to obtain such approvals and authorizations as soon as reasonably possible.

    5.4 ITC's supply obligations shall not apply to any governmental or non-profit entity through which ITC can show that Licensed Vaccine and/or Licensed Product has become available for use in the private sector or for use outside the field, in non-negligible quantities.

    5.5 In the event ITC breaches any of its obligations under this Section 5, and, after receipt of a written notification to that effect from OSU, fails to cure such breach within ninety (90) days, then ITC shall pay OSU an additional one percent (1%) royalty on Net Sales which shall be remitted to WHO or this License will be terminated.

    5.6 ITC and OSU acknowledge that this Section 5 creates rights which are important to the mission of WHO; however, OSU as a direct party to this License retains the right to notify and enforce third party rights including the right to terminate this agreement for non-performance by ITC as indicated in Section 5.5.

    5.7 ITC's supply obligations hereunder shall have an initial duration of the earlier of (l) 10 (ten) years commencing on receipt of the first firm orders for such supply or (2) termination of the License.

    5.8 For the purpose of this License "distribution in the Public Sector" shall mean any distribution constituting distribution on a social marketing basis under the auspices of governmental or non-profit entities for the ultimate purpose of preventing or treating cancer in humans in Developing Countries.

    6.0 This License shall become effective as of the date specified herein, or if no such date is specified then as of the date upon which execution of the License by ITC and OSU and of the Acknowledgment by OSU is completed.

    6.1 Unless earlier terminated by a party in accordance with applicable law or the provisions hereof, this License shall remain in effect until ten
(10) years after every patent licensed hereunder has expired and every patent application licensed hereunder has been finally granted, refused or abandoned, or until thirty (30) years from the effective date of this License, whichever occurs last, provided that any specific obligations of payment or other performance that have matured prior to termination shall survive. Furthermore, in case of termination all information and data relevant to obtaining or maintaining requisite regulatory approval(s) for investigating, making and/or marketing Licensed Product obtained by or subject to the control of ITC shall be made available for such use by OSU and WHO, or their respective designees.

    6.2 ITC may terminate the License upon written notice to OSU, provided that such notice is given at least six months in advance of its effective date if manufacture of Licensed Product for distribution and not solely for research or trials has not begun as of the date of notice and at least one year in advance of its effective date if manufacture for distribution has begun as of the date of notice, unless OSU consents to shorter notice.

    6.3 OSU may terminated this License for breach by ITC of a material term or condition thereof by giving written notice to ITC of the breach(es) relied upon and specifying the effective date, not less than 60 days after such notice, when the termination shall be effective, but if within 60 days of such notice ITC either

         (i) cures such breach(es) and gives written notice to OSU of such cure or
         (ii) provides a written explanation, acknowledged by OSU to be acceptable, of why such breach(es) has(have) not in fact occurred,

then such termination shall not take effect. Unavailability of funds will not be deemed to excuse delay or default of performance by ITC, except that a reasonable delay will be excused insofar as the need for funds was not reasonably foreseeable. ITC's insolvency, bankruptcy or assignment for the protection of creditors shall be deemed a material breach by ITC.

    6.4 No waiver of any breach(es) shall constitute or imply waiver of any other breaches(es)

    6.5 Any termination of this License shall not relieve either party of obligations, nor deprive either party of rights, that

    (i)  are provided for hereunder in the event of such termination,

    (ii) relate to confidentiality of information or

         (iii) relate to tender or receipt, respectively, of accrued reports, royalties or expenses, including royalties escrowed pursuant to section 3.1 above insofar as the condition for their payment to OSU is subsequently satisfied.

     7. Neither OSU nor WHO makes any representations or warranties as to the safety, efficacy, acceptability, or suitability for any use of any Licensed Product or Licensed Service, or as to the accuracy or reliability of any information provided by or for any term in connection with this License, or as to the enforceability of any patent or other proprietary rights granted, or as to the applicability of any other patent rights to the products or activities contemplated herein, and in particular OSU AND WHO DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY PRODUCT, SERVICE OR INFORMATION PROVIDED BY OR UNDER THE AUTHORITY OF EITHER OF THEM UNDER OR IN CONNECTION WITH THIS LICENSE.

     8. OSU will neither abandon, cancel, disclaim (other than a terminal disclaimer necessary to secure allowance) nor dedicate, nor fail to prosecute or maintain, any Licensed Patent, unless ITC is first given reasonable notice and ITC fails to give timely request and authorization to OSU in writing or by phone call confirmed by fax to continue prosecution and/or maintenance. ITC will reimburse OSU the full amount of the actual and reasonable expenses thereafter incurred for such continued prosecution and/or maintenance, net of any reimbursement to or recovery by OSU of such expenses from any third party. OSU will give ITC prompt notice of any such reimbursement or recovery from a third party and will credit ITC's account accordingly. ITC will reimburse for one-half (1/2) of OSU's actual and reasonable expenses of obtaining and maintaining Licensed Patents, incurred with respect to Licensed Patents listed in Appendix A after the effective date of this License or with respect to any other Licensed Patent after the date of notice to ITC of such other Licensed Patent under section 1.4 above. Such reimbursements may be offset against up to one-fourth of the excess of earned royalties over the amounts of the minimum royalties specified in section 3.5 hereof, and may be carried forward against future royalties until fully offset. Any amount due and payable to OSU by ITC as reimbursement of such expenses, after applicable offsets and credits, shall be paid to OSU within thirty days after receipt by ITC of invoice therefor.

     9. ITC and OSU will each promptly inform the other of any information of which they become aware relating to possible infringement of any Licensed Patent in the field(s) of ITC's exclusive rights under the within License. Following consultation between them, either ITC or OSU may seek to abate such infringement by negotiation or by instituting suit, provided that:

     (i) ITC will not, without the prior express written consent of OSU, make any admission of invalidity, unenforceability or unpatentability of, or of fraud or inequitable conduct on the part of OSU, WHO or any employee, agent or representative of any of them in connection with, any Licensed Patent or any claim(s) thereof, and will take reasonable precautions against providing grounds for declaratory judgement action by any third party against OSU and/or WHO;

     (ii) if ITC or OSU unilaterally institutes such suit it will, except as otherwise provided herein or agreed at the time, bear the actual and reasonable expenses of such suit and will keep the other party apprised of the progress thereof, and the other party will provide reasonable cooperation of such suit, including permitting its joinder as a necessary or indispensable party in such suit;

     (iii) if ITC and OSU jointly institute such suit they will bear the actual and reasonable expenses of such suit equally and will confer and cooperate with each other in the prosecution and/or settlement thereof; and

     (iv) out of any recovery, whether by negotiation, preceding suit, settlement or judgement, OSU and ITC will each first be reimbursed pro rata for their respective actual and reasonable expenses, with any balance divided equally between them.

     10. In determining the amount of any sale, royalty, expense, reimbursement, offset or the like under this License, the fair value of any payment, thing, right or forbearance, constituting or in lieu of all or part thereof shall be included in such amount.

     11. In the event that either party is delayed or prevented from performing any of the respective obligations under this License by reason of acts of God, governmental requirements, fire, floods, strikes or because of any other cause beyond the reasonable control of the party, then the time period for performance of such obligations shall be extended for the period of such delay.

     12. Any notice, report or payment under this Agreement shall, if to ITC, be sent to:

          Immunotherapy Corporation
          Attn. President
          14262 Franklin Avenue,
          Tustin, Ca 92680

and, if to OSU, be sent to:

          The Ohio State University Research Foundation
          Office of Technology Transfer
          1960 Kenny Road
          Columbus, Ohio 43210-1063

or to such other address for either party as that party may from time to time give notice of to the other.

     13. ITC will not use the name of OSU without the express prior written consent of OSU, or of WHO without the express prior written consent of WHO, in any commercial promotion or advertising relating to the subject matter of this License.

     14.  This License will be construed under the laws of the State of Ohio.

     15. OSU will encourage any other licensees under the Licensed Patents to make any improvements developed by them that may be applicable to the subject of this License available to ITC on reasonable terms. Correspondingly ITC will give good faith consideration to making any improvements developed by it that may be applicable to the subject of any other licenses available to the licenses on reasonable terms.

     16. All Appendices to this Agreement must be initialed and dated by the signatories.

AGREED TO AND ACCEPTED

The Ohio State University

By /s/ Janet B. Pichette                Date  8 Mar 96
   ----------------------------              ------------------

Print Name/Title  V.P. Bus. & Admin.
                 ---------------------

The Ohio State University Research Foundation

By /s/ Paul B. La Fyatif                Date  3/12/96
   ----------------------------              ------------------

Print Name/Title  Dir. Tech. Transfer
                 ---------------------

ImmunoTherapy Corporation

By /s/ William A. Goolsbee              Date  2/23/96
   ----------------------------              ------------------

Print Name/Title
     William A. Goolsbee
     Chief Executive Officer

                              APPENDIX A

     Patent Applications and Patents Covered by this Agreement.


                         U.S. PATENTS AND PENDING APPLICATIONS
                            UNIVERSITY RESEARCH FOUNDATION

OUR FILE NO.
------------

2-056                    ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 804,642    Filed : 12-4-85
                         Patent No.: 4,713,366  Issued: 12-15-87
                         Status    : Maintenance fee due 6-15-99;
                                     Expires 12-15-2004

2-056-3                  ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 086,401    Filed : 8-17-87
                         Patent No.: 4,855,285  Issued: 8-8-89
                         Status    : Maintenance fee due 2-8-97;
                                     Expires 8-8-2006

2-056-3-3-1              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 07/958,601 Filed : 10-6-92
                         Patent No.:            Issued:
                         Status    : Pending;

2-056-3'US               VACCINES AND ANTIGENIC CONJUGATES

                         Appl. No. : 08/406,916 Filed : 3-27-95
                         Patent No.:            Issued:
                         Status    : Pending

2-056-DIV 1              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/471,002 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

2-056-DIV 2              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/465,694 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

2-506-DIV 3              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/467,997 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

                       U.S. PATENT AND PENDING APPLICATIONS CONT'D
                             UNIVERSITY RESEARCH FOUNDATION

OUR FILE NO.
------------

2-056-DIV 4              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/470,744 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

2-056-DIV 5              ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/466,473 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

2-056-CONT 6             ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 08/467,569 Filed : 6-6-95
                         Patent No.:            Issued:
                         Status    : Pending

                  U.S. PATENTS AND PENDING APPLICATIONS CONT'D
                              OHIO STATE UNIVERSITY

OUR FILE NO.
------------

2-011-3(4)-2-3(1)-       ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 III
                         Serial No.: 73,769     Filed : 7-15-87
                         Patent No.: 4,762,913  Issued: 6-9-88
                         Status    : Maintenance fee due 2-9-96;
                                     Expires 8-9-2005

2-011-3(4)-2-3(4)-       ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 073,748    Filed : 7-15-87
                         Patent No.: 5,006,334  Issued: 4-9-91
                         Status    : Maintenance fee due 10-9-98;
                                     Expires 4-9-2008


2-011-3(4)-2-3(4)-       METHOD OF TREATMENT USING ANTIGENICALLY MODIFIED
-2-1                     POLYPEPTIDES

                         Serial No.: 935,331     Filed : 8-26-92
                         Patent No.:             Issued:
                         Status    : Pending (on appeal);

2-011 DIV 1              METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/466,445  Filed : 6-6-95
                         Patent No.:             Issued:
                         Status    : Pending

2-011 DIV 2              METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/469,689  Filed : 6-6-95
                         Patent No.:             Issued:
                         Status    : Pending

2-011 DIV 3              METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
                         POLYPEPTIDES

                         Serial No.: 08/468,716  Filed : 6-6-95
                         Patent No.:             Issued:
                         Status    : Pending

                         U.S. PATENTS AND PENDING APPLICATIONS
                                OHIO STATE UNIVERSITY

OUR FILE NO.
------------

2-011-3(4)               ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 936,876    Filed : 8-25-78
                         Patent No.: 4,201,770  Issued: 5-6-80
                         Status    : No further action is necessary;
                                     Expires 5-6-97

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2
                         Serial No.: 112,628    Filed : 1-16-80
                         Patent No.: 4,302,386  Issued: 11-24-81
                         Status    : No further action is necessary;
                                     Expires 11-24-98

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2-3
                         Serial No.: 323,690    Filed : 11-20-81
                         Patent No.: 4,384,995  Issued: 5-24-83
                         Status    : No further action is necessary;
                                     Expires 5-24-2000

2-011-3-3-3-3            ANTIGENIC MODIFICATION OF POLYPEPTIDES
-2-3-3
                         Serial No.: 472,190    Filed : 3-4-83
                         Patent No.: 4,526,716  Issued: 7-2-85
                         Status    : Maintenance fee due 1-2-97;
                                     Expires 7-2-2002

2-011-3(4)-2-3(3)        ANTIGENIC MODIFICATION OF POLYPEPTIDES

                         Serial No.: 667,863    Filed : 11-2-84
                         Patent No.: 4,691,006  Issued: 9-1-87
                         Status    : Maintenance fee due 3-1-99;
                                     Expires 9-1-2004

2-011-3(4)-2-3(3)-       ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 I
                         Serial No.: 73,570     Filed : 7-15-87
                         Patent No.: 4,767,842  Issued: 8-30-88
                         Status    : Maintenance fee due 2-28-96;
                                     Expires 8-30-2005

                  U.S. PATENTS AND PENDING APPLICATION CONT'D
                            OHIO STATE UNIVERSITY

OUR FILE NO.
------------

2-011 DIV 4    METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
               POLYPEPTIDES

               SERIAL NO.: 08/465,870    FILED   :  6-6-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING


2-011 DIV 5    METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
               POLYPEPTIDES

               SERIAL NO.: 08/471,422    FILED   :  6-6-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-011 DIV 6    METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
               POLYPEPTIDES

               SERIAL NO.: 08/465,777    FILED   :  6-6-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-011 DIV 7    METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
               POLYPEPTIDES

               SERIAL NO.: 08/469,043    FILED   :  6-6-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-011 DIV 8    METHOD OF TREATMENT OF ANTIGENICALLY MODIFIED
               POLYPEPTIDES

               SERIAL NO.: 08/466,660    FILED   :  6-6-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

                              FOREIGN PATENTS
                        UNIVERSITY RESEARCH FOUNDATION

OUR FILE NO.
------------

2-056-3(3)AU   VACCINES AND ANTIGENIC CONJUGATES

               APPL. NO. : 28063/92      FILED     :  3-21-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-056-3(3)CA   VACCINES AND ANTIGENIC CONJUGATES

               APPL. NO. : 2145391       FILED     :  3-23-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-506-3(3)EP   VACCINES AND ANTIGENIC CONJUGATES

               APPL. NO. : 92921753      FILED     :  3-20-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-056-3(3)JP   VACCINES AND ANTIGENIC CONJUGATES

               APPL. NO. : 508977/94     FILED     :  3-30-95
               PATENT NO.:               ISSUED    :
               STATUS    : PENDING

2-056-3(3)KO   VACCINES AND ANTIGENIC CONJUGATES

               APPL. NO. : 1993-700712   FILED     :  3-9-93
               PATENT NO.:               ISSUED    :
               STATUS    : AWAITING COMMUNICATION FROM THE KOREA
                           PATENT OFFICE.

                              FOREIGN PATENTS
                           OHIO STATE UNIVERSITY

OUR FILE NO.
------------

2-011-3-3 CA   ANTIGENIC MODIFICATION OF POLYPEPTIDES
CANADA
               SERIAL NO.: 199003        FILED     :  5-6-74
               PATENT NO.: 1,057,742     ISSUED    :  7-3-79
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 7-3-96

2-011-3-3-3 HK ANTIGENIC MODIFICATION OF POLYPEPTIDES
HONG KONG
               APPL. NO. : 1 567 764     FILED     :  10-12-76
               PATENT NO.: 108/1983      ISSUED    :  3-24-83
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

2-011-3-3-3 MA ANTIGENIC MODIFICATION OF POLYPEPTIDES
MALAYSIA
               APPL. NO  : 1,567,764     FILED     :  12-20-82
               PATENT NO.: 808/1985      ISSUED    :  7-30-85
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

2-011-3-3-3 SI ANTIGENIC MODIFICATION OF POLYPEPTIDES
SINGAPORE
               APPL. NO. : 1,567,764     FILED     :  12-23-82
               PATENT NO.: 635/82        ISSUED    :  6-9-83
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

2-011-3-3-3 SL ANTIGENIC MODIFICATION OF POLYPEPTIDES
SIERRA LEONE
               APPL. NO. : 1,567,764     FILED     :  10-12-76
               PATENT NO.: 113           ISSUED    :  1-5-83
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

2-011-3-3-3 SR ANTIGENIC MODIFICATION OF POLYPEPTIDES
SARAWAK
               APPL. NO. : 1,567,764     FILED     :  10-12-76
               PATENT NO.: C1838         ISSUED    :  1-10-83
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

                           FOREIGN PATENTS CONT'D
                           OHIO STATE UNIVERSITY

OUR FILE NO.
------------

2-011-3-3-3 TT ANTIGENIC MODIFICATION OF POLYPEPTIDES
TRINIDAD & TOBAGO
               APPL. NO. : 1,567,764      FILED     :  12-17-82
               PATENT NO.: 92 OF 1982     ISSUED    :  12-17-82
               STATUS    : NO FURTHER ACTION IS NECESSARY;
                           EXPIRES 10-12-96

2-011(83) AU   ANTIGENIC MODIFICATION OF POLYPEPTIDES
AUSTRALIA
               APPL. NO. : 17040/83       FILED     :  5-18-83
               PATENT NO.: 570004         ISSUED    :  9-2-88
               STATUS    : ANNUITY DUE 5-18-95;
                           EXPIRES 5-18-99


2-011(83) EPC  ANTIGENIC MODIFICATION OF POLYPEPTIDES
EUR. PAT. CONV.
               APPL. NO. : 83302888.9      FILED     :  5-26-83
               PATENT NO.: 117 934         ISSUED    :  7-20-88
               STATUS    : NO FURTHER ACTION IS NECESSARY


2-011(83) GB-  ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 I
               APPL. NO. : 8619232       FILED     :  3-18-83
               PATENT NO.: 2 178 041     ISSUED    :  1-6-88
               STATUS    : ANNUITY DUE 3-18-96;
                           EXPIRES 3-18-2002

2-011(83) GB-  ANTIGENIC MODIFICATION OF POLYPEPTIDES
2 II
               APPL. NO. : 8619233       FILED     :  3-18-83
               PATENT NO.: 2 178 042     ISSUED    :  1-6-88
               STATUS    : ANNUITY DUE 3-18-965;
                           EXPIRES 3-18-2002

2-011(83) GR   ANTIGENIC MODIFICATION OF POLYPEPTIDES
GREECE
               APPL. NO. : 71441         FILED     :  5-24-83
               PATENT NO.: 79126         ISSUED    :  10-2-84
               STATUS    : ANNUITY DUE 5-24-96;
                           EXPIRES 5-24-98

2-011(83) IS   ANTIGENIC MODIFICATION OF POLYPEPTIDES
ISRAEL
               APPL. NO. : 68749         FILED     :  5-20-83
               PATENT NO.: 68749         ISSUED    :  11-1-88
               STATUS    : ANNUITY DUE 5-19-97;
                           EXPIRES 5-20-2003

                                  APPENDIX B

                             DEVELOPING COUNTRIES


1. All countries in Africa, Asia and Oceania except Australia, Israel, Japan, New Zealand and South Africa.

2.  All countries in the Americas except Argentina, Canada and the United
    States.

                                 APPENDIX C

                  COLORECTAL CANCER TREATMENT CLINICAL TRIAL

A condition of this License Agreement is the requirement of ITC to pursue diligently the evaluation and testing of the Licensed Product. One major obligaiton in such testing is the commitment to initiate two clinical trials in 1996, one of which shall be for colorectal cancer. The timing and scope of the COLORECTAL TREATMENT TRIAL is outlined below:

1. An hCG vaccine shall be tested in 24 subjects diagnosed with colorectal cancer. All subjects will have measurable disease.

2. Any subjects dropping out of the study after enrollment for medical, personal or any other reason shall be replaced with other subjects until a minimum of 24 patients have received all treatments specified in the FDA approved protocol.

3. This trial shall be initiated on or before March 31, 1996 and shall be completed by March 31, 1998. Completion shall mean the complete assessment of 24 or more patients including all clinical and laboratory evaluations described in the FDA approved protocol.

4. Any protocol changes in the number of subjects, timing of treatment or expansion of the number of trial subjects shall be made for medical or technical reasons, only. Any such changes shall be reported to the foundation by ITC.

                                     APPENDIX D

                     PANCREATIC CANCER TREATMENT CLINICAL TRIAL

A condition of this License Agreement is the requirement of ITC to pursue diligently the evaluation and testing of the Licensed Product. One major obligation in such testing is the commitment to initiate two clinical trials in 1996, one of which shall be for pancreatic cancer. The timing and scope of the PANCREATIC TREATMENT TRIAL is outlined below:

1. An hCG vaccine shall be tested in patients with metastatic pancreatic cancer. The primary objectives will be to: (1) determine if at least 50 percent of patients survive six months or more, (2) determine the objective response rate and the duration of response and, 3) evaluate the effects of treatment on the quality of life using the EORTC criteria.

2. Initially, 15 subjects will be treated at 0, 4 and 12 weeks with the Product and those demonstrating stable disease or tumor recession shall be given an additional booster injection st 6 months from the first treatment.

3. If 8 or more subjects of the first 15 are alive at six months from their first treatment, the study will be expanded to include 43 patients.

4. Upon interim analysis of study findings after 43 subjects have been treated, the study may be expanded to include a total of 60 patients. Such expansion will be based upon clinical and ethical considerations of the likelihood of benefit to the patients with this disease.

5. This study shall commence on or before May 1, 1996 and shall have assessed effects in at least 15 subjects with 12 months after this date. If the study is expanded to 43 patients, the interim analyses will be completed on or before April 30, 1998.

6. Any protocol changes in the number of subjects, timing of treatment or expansion of the number of trial subjects shall be made for medical or technical reasons, only. Any such changes shall be reported to the foundation by ITC.


                                          22